Financial Investors Trust

Aristata Equity Fund

Aristata Quality Bond Fund

Aristata Colorado Quality Tax-Exempt Fund

SUPPLEMENT DATED OCTOBER 2, 2002 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2002

The following information supplements and should be read in conjunction with the information provided in the Funds' Prospectus and Statement of Additional Information ("SAI") dated August 28, 2002.

Effective October 1, 2002, Tempest Investment Counselors, Inc. ("Tempest") has eliminated its voluntary waiver of the advisory fees that it is entitled to receive from the Aristata Equity, Aristata Quality Bond and Aristata Colorado Quality Tax-Exempt Funds (collectively, the "Funds").

Also effective October 1, 2002, ALPS Mutual Funds Services, Inc. ("ALPS") reduced the minimum annual administration fees that it is entitled to receive from the Aristata Equity, Aristata Quality Bond, and Aristata Colorado Quality Tax-Exempt Funds to $150,000, $75,000, and $45,000, respectively. In addition, from October 1, 2002, to September 30, 2003, ALPS has voluntarily agreed to waive the minimum annual administration fees it is entitled to receive from the Aristata Equity, Aristata Quality Bond, and Aristata Colorado Quality Tax-Exempt Funds to $125,000, $62,500, and $37,500, respectively.